UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 6, 2022

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 6, 2022, the Board of Directors (the “Board”) of Splunk Inc. (the “Company”) increased the authorized number of directors on the Board and appointed Luis Felipe Visoso to serve as a member of the Board, effective immediately. The Board also appointed Mr. Visoso to the Audit Committee and Governance & Sustainability Committee of the Board. All such appointments were effective immediately. Mr. Visoso will serve in the class of directors whose term expires at the 2023 Annual Meeting of Stockholders.

There are no arrangements or understandings between Mr. Visoso and any other persons pursuant to which he was elected as a director. Mr. Visoso has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Visoso will participate in the director benefits arrangements applicable to non-employee directors as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 4, 2021, other than with respect to equity awards, which the Board has temporarily suspended due to the expiration of the Company's 2012 Equity Incentive Plan, as amended, on March 15, 2022. The Board expects to consider granting Mr. Visoso equity awards consistent with the Company’s non-employee director compensation program when a new Company equity incentive plan is approved by the Company’s stockholders. In addition, the Company will enter into its standard form of indemnification agreement with Mr. Visoso.

A copy of the press release announcing the changes to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Splunk Inc. dated April 6, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2022

SPLUNK INC.

	By:	/s/ Jason Child
Jason Child
Senior Vice President and Chief Financial Officer